UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 10, 2016
Date of report (date of earliest event reported)

ADVANCEPIERRE FOODS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37826	26-3712208
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9987 Carver Road, Blue Ash, OH	45242
(Address of principal executive offices)	(Zip Code)

(800) 969-2747
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 10, 2016, AdvancePierre Foods Holdings, Inc. (the “Company”) issued a press release announcing the acquisition of Allied Specialty Foods, Inc.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Statements set forth in the attached press release contain “forward-looking statements.” The words “estimates,” “expects,” “contemplates,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may,” “should” and variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not historical facts, and are based upon our current expectations, beliefs and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond our control. Actual results may vary materially from what is expressed in or indicated by the forward-looking statements as a result of various factors, some of which are beyond our control, including but not limited to:  the benefits to shareholders resulting from the acquisition of Allied Specialty Foods, Inc., disruption of our supply chain, the loss of or reduced purchasing by any of our major customers, increases in the prices of raw materials, exposure to legal proceedings or other claims, failure to comply with applicable laws and regulations, labor disruptions, failure to retain members of our senior management team, inability to identify, complete and integrate acquired businesses, inability to realize anticipated cost savings or incurrence of additional costs in order to realize such cost savings, the impact of our high level of indebtedness; and Oaktree controlling us, and the other risks and uncertainties detailed in our Registration Statement on Form S-1 (Reg. No. 333-210674) filed with the Securities and Exchange Commission on April 11, 2016 and declared effective on July 14, 2016. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

The information in this Current Report is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of the Company dated October 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 10, 2016

ADVANCEPIERRE FOODS HOLDINGS, INC.

	By:	/s/ Michael B. Sims
Michael B. Sims
Chief Financial Officer, Senior Vice President, and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated October 10, 2016.

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